Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Warranty
Changes in accrued warranty liabilities during the indicated periods are as follows:

	For the Year Ended December 31,
	2025	2024	2023
Beginning balance	$15,749	$17,871	$13,550
Provision	7,579	7,805	9,750
Utilized	(7,654)	(9,835)	(6,065)
Foreign currency adjustment	244	(92)	636
Ending balance	$15,918	$15,749	$17,871
The provision amount in the table above represents adjustments recorded for estimated future costs related to units under warranty as of each balance sheet date, including both accruals for warranties issued during the year and changes in the provision for accruals related to previously issued warranties. The provision reflects the most current information available to the Company regarding key inputs into the estimated provision, including product failure rates and costs necessary to provide the warranty services.
Included in the 2024 provision amount is a reduction of $2,489 as a result of lower estimated future costs due to continued low failure rates on our ActivPanel 9 and our ActivPanel LX models. There was a comparable adjustment of $156 in 2025.
In addition to the amount utilized as warranty expense presented in the table above, during the year ended December 31, 2023, the Company also incurred an additional $5,052 of transportation, warehousing, and repair costs associated with increasing stock of refurbished inventory in response to the timing of warranty claims related to post pandemic sales. There was not a comparable level of activity and related costs incurred during the years ended December 31, 2025 and 2024.
Litigation
The Company may be subject to various legal proceedings and claims of which the outcomes are subject to significant uncertainty. The Company’s policy is to assess the likelihood of any adverse judgments or outcomes related to legal matters, as well as ranges of probable losses. A determination of the amount of the liability required, if any, for these contingencies is made after an analysis of each known event. A liability would be recognized and charged to operating expense when the Company determines that a loss is probable, and the amount is reasonably estimable. Additionally, the Company will disclose of contingencies for which a material loss contingency is reasonably possible but not probable or when a material loss contingency is probable but not reasonable estimable.
Edmodo, LLC ("Edmodo") was originally acquired by NetDragon, a related party of the Company, in 2018. Effective January 1, 2022, NetDragon transferred ownership of Edmodo to Promethean, and converted Edmodo to a limited liability company via a common control transaction. The Company subsequently filed to dissolve Edmodo in the State of Delaware, effective June 3, 2024. The Company received formal confirmation of the dissolution in November 2024.
On October 9, 2024, Edmodo received an initial notice of civil monetary penalty ("Initial Notice") in the amount of $14,625 on the basis of alleged misstatements made by Edmodo during the initial Committee on Foreign Investment in the U.S. ("CFIUS") investigation of NetDragon's original acquisition of Edmodo and on the basis of violations of provisions of the National Security Agreement entered into on May 3, 2021 ("NSA"), which CFIUS alleges represent material violations of the NSA. Following receipt of the Initial Notice, Edmodo (through external counsel) submitted a timely response to the Initial Notice with a Petition for Reconsideration. CFIUS issued a Final Penalty Notice ("Final Notice") on January 14, 2025, for the same amount of civil monetary penalty. Payment of this penalty was due 45 calendar days following the date of the Final Notice. Since Edmodo was dissolved, no payment was made and CFIUS may refer the matter to the Department of Justice ("DOJ") for the DOJ to file an action in Federal District Court to collect the penalty plus interest, additional penalties, and handling and processing fees.
In March 2025, CFIUS requested that Promethean respond to a set of document requests so that CFIUS could prepare for and assess possible next steps related to efforts to recover the previously assessed civil monetary penalty. Promethean responded to the document requests on April 29, 2025. Since the submission of the responses, there has been no further communication from CFIUS as of the date these consolidated financial statements have been issued.
If an action is filed by the DOJ, such action will be vigorously defended on the basis that Edmodo was properly dissolved and that there are no likely or reasonable circumstances which warrant the nullification of Edmodo’s certificate of cancellation and thus no penalty can be assessed against a dissolved entity. Additionally, if necessary, arguments will be made that Promethean is not a successor entity to Edmodo and that Promethean should not be responsible for payment of the penalty. The Company cannot predict if or when the DOJ may decide to file an action to collect the penalty (there is no statute of limitations) or predict with any degree of certainty the outcome of such an action should the DOJ bring one. At this time, the Company is unable to estimate the likelihood of a negative outcome or the potential loss or range of loss associated with this matter.
In addition to the NSA mentioned above, the Company, along with its Promethean World Limited subsidiary and Promethean Inc. subsidiary, are parties to a second NSA with CFIUS, which generally restricts Promethean from disclosing, transferring, or providing access to Protected Data (as defined in the NSA, including certain U.S.-based personally identifiable information) to NetDragon, the Company (with the exception of certain Promethean personnel who are also Company personnel), or persons in China. To date, the Company has self-reported one or more instances that could give rise to violations of the NSA. While CFIUS has not imposed penalties for the reported instances, it has the authority to do so if it deems the instances to represent material violations of the NSA, with potential fines of up to $250 per material violation or the value of the related transaction, whichever is greater, with the ultimate amount of the penalty imposed being based on the nature of the violations and as determined by CFIUS. Accordingly, the Company accrued an immaterial amount as of December 31, 2024, which represents the Company's estimate of its potential liability exposure for these violations, based on the information available to the Company at this time.
The Company has not identified any potential new violations of the NSA in 2025. Accordingly, no additional amounts have been accrued, and the accrued balance remains unchanged from December 31, 2024.
During 2025, the Company paid tariffs imposed under Executive Orders that invoked the International Emergency Economic Powers Act (“IEEPA”) on certain imported goods. On December 29, 2025, the Company filed an action in the U.S. Court of International Trade (“CIT”) under 28 U.S.C. §1581(i) seeking a declaration that such IEEPA tariffs are unlawful and a refund of tariffs paid to date. On December 23, 2025, the CIT entered Administrative Order 25‑02 staying new IEEPA tariff cases pending a U.S. Supreme Court’s decision. On February 20, 2026, the U.S. Supreme Court held that IEEPA does not authorize the President to impose tariffs. The Court’s opinion did not prescribe the mechanism or timing for refunds, and post‑decision agency implementation steps and refund procedures remain subject to executive branch actions and further proceedings. The Company is evaluating implications for its CIT action and refund rights in light of the decision and will pursue appropriate remedies as guidance becomes available. As of the date these consolidated financial statements were issued, the amount and timing of any refund, if any, cannot be estimated.
Other than potentially those matters described above, as of December 31, 2025, and through the issuance of these consolidated financial statements, the Company does not believe the resolution of any legal proceedings or claims of which it is aware or any potential actions will have a material effect on its financial position, results of operations or cash flows.